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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2004



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                          1-13925                   38-3389456
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)


       Registrant's telephone number, including area code: (317) 715-4100



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 14, 2004, Championship Auto Racing Teams, Inc. issued a press release announcing that its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, cannot be completed by the extended filing deadline of April 14, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:

Exhibit                    Description
---------                  -----------

99.1                       Press release dated April 14, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of April, 2004.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.


                            By: /s/ Thomas L. Carter
                                ---------------------
                                Thomas L. Carter
                             Chief Financial Officer




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